SUPPLEMENT DATED DECEMBER 18, 2009
TO
STATEMENTS OF ADDITIONAL INFORMATION ("SAIs")
REFERRED TO BELOW

THE INTEGRITY FUNDS	INTEGRITY MANAGED PORTFOLIOS
Williston Basin/Mid-North America Stock Fund	Kansas Municipal Fund
Integrity Growth & Income Fund	Kansas Insured Intermediate Fund
Integrity High Income Fund	Maine Municipal Fund
Prospectus and SAI dated May 1, 2009	Nebraska Municipal Fund
New Hampshire Municipal Fund
INTEGRITY FUND OF FUNDS, INC.	Oklahoma Municipal Fund
Prospectus and SAI dated May 1, 2009	Prospectus and SAI dated November 30, 2009

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund
Prospectus and SAI dated April 30, 2009

The three series of The Integrity Funds, the six series of Integrity Managed Portfolios listed above, the four series of Viking Mutual Funds listed above, and Integrity Fund of Funds, Inc. are collectively referred to as the "Funds."

The information set forth in each SAI is superseded, to the extent applicable, by the information contained in this Supplement.

On December 16, 2009, the Boards of Trustees or Directors as applicable, of the Funds approved certain changes to the portfolio holdings disclosure policy (the "Policy") of each of the Funds. These changes include: a) allowing the posting of up to the top 25 (changed from posting the top 10) holdings for each Fund on the Internet at www.integrityvikingfunds.com; b) allowing Funds also to advertise up to the top 25 (changed from advertising the top 10) holdings quarterly through printed material, which is also posted on the website; and c) adding a new paragraph that allows the portfolio manager for the Fund to request that a particular holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards of Trustees or Directors, as applicable, of the Funds have adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriters, or affiliated persons of the Funds, investment advisers or principal underwriters. This Policy is applicable to Viking Fund Management, LLC (the "Investment Adviser") and each sub-adviser (as applicable) to the Funds (collectively, the "Adviser" for purposes of this section).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality, that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser's fiduciary duties, and with the Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Adviser, and their agents are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds are allowed to post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and:

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds' fiscal year or the Form N-CSR on the second and fourth quarter of the Funds' fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.

Other Disclosure

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who (1) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose and (2) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement. Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.